SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.                Evergreen Global Opportunities Fund (the “Fund”)

                Shares of the Fund will only be available for purchase after April 15, 2008 by existing investors (including retirement plans) holding accounts as of that date either directly with the Fund or through certain financial intermediaries.  This restriction may be eliminated at any time in the future, without prior notice to investors, and it may be waived under certain circumstances for a purchaser or class of purchasers.  Investors may be required to demonstrate eligibility to purchase additional shares of the Fund.

February 8, 2008	581593 (2/08)